                          AMENDMENT OF PROMISSORY NOTE

                                  JUNE 28, 2002

The promissory note dated June 6, 2000 and amended March 21, 2001, September 30,
2001 and December 17, 2001, whereby Hayseed Stephens agreed to loan Ness Energy
International, Inc., up to $300,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by June 6, 2001. The interest payment was amended to be paid on a current basis as requested. This amendment is as follows:

The repayment date is extended to July 1, 2003.

All other conditions remain unchanged.

1)  /s/ Kaye Oakes                                 /s/ Hayseed Stephens
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           Witness                                     Hayseed Stephens

2)  /s/ Deborah Tillery                           /s/  Bob Lee
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            Witness                                    Ness Energy International, Inc.